BUSINESS LOAN CENTER SBA LOAN-BACKED ADJUSTABLE RATE
                           CERTIFICATES, SERIES 1997-1
                       $18,078,507.20 CLASS A CERTIFICATES

                               PURCHASE AGREEMENT

                                                               December 19, 1997

Banc One Capital Corporation
150 East Gay Street
24th Floor
Columbus, Ohio 43215

Ladies and Gentlemen:

            Section 1. Authorization of Certificates. Business Loan Center, Inc., a Delaware corporation, (the "Company"), has duly authorized the sale of $18,078,507.20 in aggregate principal amount of its Business Loan Center SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A (the "Class A Certificates"). The Company also will issue $1,787,984.23 in aggregate principal amount of its Business Loan Center SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class B (the "Class B Certificates" and, along with the Class A Certificates, the "Certificates"). The Class A Certificates and the Class B Certificates will be transferred by the Company to Business Loan Center Financial Corp. a wholly-owned, special purpose corporation (the "Subsidiary"). The Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), between the Company and Marine Midland Bank, as trustee thereunder (together with its successors and assigns, the "Trustee"). The Certificates represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") created by the Company which consists primarily of the right to receive payments and certain other amounts attributable to certain unguaranteed interests (the "Unguaranteed Interests") in a pool of loans (the "SBA Loans") partially guaranteed by the U.S. Small Business Administration (the "SBA") which will be sold and transferred to the Trustee by the Company. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

            The Class A Certificates are to be offered and sold by means of a Confidential Placement Memorandum (including any amendments or supplements thereto, the "CPM") prepared by the Company and pursuant to a Placement Agency Agreement, dated December 19, 1997 (the "Placement Agreement"), between the Company and Rothschild Inc., as placement agent (the "Placement Agent"), in a transaction exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

            During the initial Interest Accrual Period, the Class A Certificates shall bear interest at a rate equal to 6.60% per annum and the Class B Certificates shall bear interest at a rate equal to 7.00% per annum. For each Interest Accrual Period thereafter, the Class A Certificates shall bear interest at a per annum rate equal to the Prime Rate minus 1.90% and the Class B Certificates shall bear interest at a per annum rate equal to the Prime rate minus 1.50%, in each case subject to the adjustments described in the Pooling and Servicing Agreement.

            The Company and the Subsidiary hereby agree with you (the "Initial Purchaser") as follows:

            Section 2. Purchase of Class A Certificates. Subject to the terms and conditions and in reliance upon the representations and warranties and agreements set forth herein, (A) the Subsidiary agrees to sell all of the Class A Certificates to the Initial Purchaser as hereinafter provided, and (B) the Initial Purchaser agrees to purchase, on the Closing Date (as defined in Section 3 below) such Class A Certificates at a purchase price of $18,035,909.07. At the time of the delivery of the Certificates to the Initial Purchaser, the Initial Purchaser shall make such payment to the Subsidiary of such purchase price by wire transfer in immediately available funds to such account as the Subsidiary shall designate.

            Section 3. Delivery. The Class A Certificates shall be delivered in fully registered, certificated form in the minimum denominations set forth in the CPM at the offices of Stroock & Stroock & Lavan LLP, New York, New York at 10:00 a.m. New York City time, on December 19, 1997, or such other place, time or date as may be mutually agreed upon by the Initial Purchaser and the Company (the "Closing Date"). Subject to the foregoing, the Class A Certificates will be registered in such names and such denominations as the Initial Purchaser shall specify in writing to the Company, the Subsidiary and the Trustee.

            Section 4. Representations and Warranties of the Company and the Subsidiary. The Company and the Subsidiary each represent and warrant to the Initial Purchaser, as of the Closing Date, that:

                 (i) The CPM does not and will not, and any amendments thereof or supplement thereof and any additional information and documents concerning the Class A Certificates delivered by or on behalf of the Company to prospective purchasers of the Class A Certificates (collectively, such information and documents, the "Additional Offering Documents"), each as of their respective dates, and any oral statements made by the Company to any prospective purchaser of the Class A Certificates did not or will not, each as of its issue date or date on which such statement was made and as of the Closing Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

                (ii) The Company is a corporation, duly organized, validly existing and in good standing under the laws of Delaware, has all corporate power and authority necessary to own or hold its properties and conduct its business in which it is engaged as described in the CPM and has all licenses necessary to carry on its business as it is now being conducted and is licensed, qualified and in good standing in each jurisdiction in which the conduct of its business requires such licensing or qualification. The Subsidiary is a corporation, duly organized, validly existing and in good standing under the laws of Delaware.

               (iii) The Placement Agreement and this Agreement have been duly authorized, executed and delivered by the Company, this Agreement has been duly authorized, executed and delivered by the Subsidiary and, assuming due authorization, execution and delivery thereof by the Agent, constitute valid and legally binding obligations of the Company and the Subsidiary, as the case may be, enforceable against the Company and the Subsidiary, as the case may be in accordance with their respective terms.

                (iv) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                 (v) The Multi-Party Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the parties thereto, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                (vi) When executed by the Company and authenticated and delivered by the Trustee in accordance with the Pooling and Servicing Agreement and paid for by the purchasers thereof, the Certificates will have been duly executed, authenticated, issued and delivered and will be entitled to the benefits of the Pooling and Servicing Agreement.

               (vii) Other than as set forth in or contemplated by the CPM, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company are the subject of which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the financial position or results of operations of the Company or on the performance by the Company of its obligations hereunder or under the Placement Agreement, the Pooling and Servicing Agreement or the Multi-Party Agreement; and, to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or self-regulatory agencies or threatened by others.

              (viii) The execution and delivery of the Certificates by the Company, the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Multi-Party Agreement (as defined in the Pooling and Servicing Agreement) and the Placement Agreement by the Company and the consummation by the Company of the transactions contemplated herein and in all documents relating to the

      Certificates will not result in any breach or violation of, or constitute a default under, any material agreement or instrument to which the Company is a party or to which any of its properties or assets are subject, except for such of the foregoing as to which relevant waivers or amendments have been obtained and are in full force and effect, nor will any such action result in a violation of the Articles of Incorporation or By-Laws of the Company or any law or any order, decree, rule or regulation of any court or governmental agency having jurisdiction over the Company or its properties.

                (ix) The Trust created by the Pooling and Servicing Agreement is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                 (x) Assuming the Initial Purchaser's representations are true and accurate, it is not necessary in connection with the offer, sale and delivery of the Class A Certificates in the manner contemplated by this Agreement and the CPM to register the Class A Certificates under the Securities Act.

                (xi) The Class A Certificates satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

               (xii) At the time of execution and delivery of the Pooling and Servicing Agreement, the Company owned the Unguaranteed Interest in each of the SBA Loans free and clear of all liens, encumbrances, adverse claims or security interests ("Liens") and the Company had the power and authority to transfer the SBA Loans to the Trust and to transfer the Class A Certificates to the Initial Purchaser.

              (xiii) Upon the execution and delivery of the Pooling and Servicing Agreement, payment by the Initial Purchaser for the Class A Certificates and delivery to the Initial Purchaser of the Class A Certificates, the Trust will own the SBA Loans and the Initial Purchaser will acquire title to the Class A Certificates, in each case free of Liens except such Liens as may be created or granted by the Initial Purchaser and those listed in the Pooling and Servicing Agreement.

               (xiv) No consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Certificates or the execution, delivery and performance by the Company of this Agreement, the Pooling and Servicing Agreement, the Multi-Party Agreement or the Placement Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state securities or blue sky laws in connection with the sale and delivery of the Class A Certificates in the manner contemplated herein.

                (xv) The SBA Loans, individually and in the aggregate, have the characteristics described in the CPM.

               (xvi) Each of the representations and warranties of the Company set forth in the Pooling and Servicing Agreement is true and correct in all material respects.

              (xvii) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Placement Agreement, the Multi-Party Agreement, the Pooling and Servicing Agreement and the Certificates have been or will be paid by the Company prior to the Closing Date.

              (xiii) No adverse selection procedures were used in selecting the SBA Loans from among the loans that meet the representations and warranties of the Company contained in the Pooling and Servicing Agreement and that are included in the portfolio of the Company.

               (xix) The Company is licensed, qualified and in good standing in each state where an SBA Loan was originated to the extent required to originate and acquire the SBA Loans and to perform its obligations as the Company hereunder and under the Pooling and Servicing Agreement.

            Section 5. Sale of Class A Certificates to the Initial Purchaser. The sale of the Class A Certificates to the Initial Purchaser will be made without registration of the Class A Certificates under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act.

            (a) The Initial Purchaser hereby represents to the Company and the Subsidiary that:

             (i) (a) it is a "qualified institutional buyer" within the meaning of Rule 144A or an institutional "Accredited Investor" (within the meaning of Rule 501(a)(1)-(3) under the Securities Act), (b) it is acquiring the Class A Certificates for its own account or for the account of such a qualified institutional buyer or an institutional Accredited Investor purchasing for investment and not for distribution in violation of the Securities Act, (c) if such person is such a qualified institutional buyer, is aware that the sale of the Class A Certificates to it is being made in reliance on Rule 144A or (d) if such person is an institutional Accredited Investor, will deliver a certificate in the form attached to the Pooling and Servicing Agreement prior to receipt of Class A Certificates.

            (ii) it understands that the Class A Certificates have not been and will not be registered under the Securities Act, any state securities or "Blue Sky" law, and may not be reoffered, resold, pledged or otherwise transferred except (A)(i) to a person whom the Initial Purchaser reasonably believes is a "qualified institutional buyer" as defined in Rule 144A of the Securities Act that purchases for its own account or the account of another qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (ii) in certificated form to an institutional Accredited Investor pursuant to any other exemption from the registration requirements of the Securities Act, subject to (a) the receipt by the Trustee of a letter in the form attached to the Pooling and Servicing Agreement and (b) the receipt by the Trustee of such other evidence acceptable to the Trustee that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws, (iii) pursuant to another exemption available under the Securities Act or
            (iv) pursuant to a valid registration statement and (B) in accordance with all applicable securities and "Blue Sky" laws of any States of the United States or any other applicable jurisdictions.

            (iii) it understands that the Class A Certificates will bear a legend to the following effect, unless the Seller and the Trustee determines otherwise in accordance with applicable law:

                  "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1)-(3) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE POOLING AND SERVICING AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR
(4) PURSUANT TO A VALID REGISTRATION STATEMENT. "

            (iv) If it is acquiring any Class A Certificates as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.


            (v) it is duly authorized and possesses the requisite corporate power to enter into this Agreement.

            (vi) There is no action, suit or proceeding pending against or, to the knowledge of the Initial Purchaser, threatened against or affecting, the Initial Purchaser before any court or arbitrator or any government body, agency, or official which could materially adversely affect the ability of the Initial Purchaser to perform its obligations under this Agreement.

            Section 6. Certain Agreements of the Company. The Company covenants and agrees with the Initial Purchaser as follows:

            (a) If, at any time prior to the 90th day following the Closing Date, any event involving the Company shall occur as a result of which the CPM (as then amended or supplemented) would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company promptly will notify the Initial Purchaser and prepare and furnish to the Initial Purchaser an amendment or supplement to the CPM that will correct such statement or omission.

            (b) During the period referred to in Section 6(a), the Company will furnish to the Initial Purchaser, without charge, copies of the CPM (including all exhibits and documents incorporated by reference therein), the Pooling and Servicing Agreement, and all amendments or supplements to such documents, in each case as soon as reasonably available and in such quantities as the Initial Purchaser may reasonably request.

            (c) While any Class A Certificates remain outstanding, unless such Class has been registered, the Company will make available, upon request, to the Initial Purchaser, any holder and any prospective purchaser of such Class A Certificates, the information concerning the Company specified in Rule 144A(d)(4) under the Securities Act.

            Section 7. Conditions of the Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase the Class A Certificates on the Closing Date will be subject to the accuracy of the representations and warranties of the Company and the Subsidiary herein, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a) The Certificates shall have been duly authorized, executed, authenticated, delivered and issued, and the Pooling and Servicing Agreement, the Multi-Party Agreement, the Spread Account Agreement and the Escrow Agreement dated December 19, 1997 among the Company, the Trustee, Sterling National Bank and the Initial Purchaser shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, the SBA Loans shall have been delivered to the Trustee pursuant to the Pooling and Servicing Agreement and the Spread Account shall have been funded as required by the Spread Account Agreement.

            (b) The Initial Purchaser shall receive a certificate substantially in the Form attached as Exhibit A, dated the Closing Date, of the President, Chief Executive Officer, Chief Financial Officer or any Executive or Senior Vice President of the Company to the effect that such officer has carefully examined this Agreement, the Placement Agreement, the CPM and the Pooling and Servicing Agreement and that, to the best of such officer's knowledge (i) since the date information is given in the CPM, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or the ability of the Company to perform its obligations hereunder or under the Pooling and Servicing Agreement or in the characteristics of the SBA Loans except as contemplated by the CPM or as described in such certificates, (ii) the representations and warranties of the Company set forth herein and in the Placement Agreement are true and correct as of the Closing Date, as though such representations and warranties had been made on and as of such date,
      (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Pooling and Servicing Agreement, at or prior to the Closing Date, (iv) the representations and warranties of the Company in the Pooling and Servicing Agreement are true and correct, as of the Closing Date, as though such representations and warranties had been made on and as of such date, and (v) nothing has come to the attention of such officer that would lead such officer to believe that the CPM, and any amendment thereof or supplement thereto, as of its date and as of the Closing Date, or any Additional Offering Document (as defined in the Placement Agreement) contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (c) The Class A Certificates shall have been rated no less than "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps"); such rating shall not have been rescinded and no public announcement shall have been made by Duff & Phelps that the rating of the Class A Certificates has been placed under review.

            (d) The Initial Purchaser shall have received copies of all opinions addressed to Duff & Phelps in connection with this transaction.

      If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser, this Agreement and all of the Initial Purchaser's obligations hereunder may be canceled by the Initial Purchaser at or prior to delivery of and payment for the Certificates. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph confirmed in writing.

            Section 8. Intentionally Omitted.

            Section 9. Severability Clause. Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

            Section 10. Notices. All communications hereunder will be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, and effective only upon receipt and if sent to the Initial Purchaser, will be delivered to Banc One Capital Corporation, 150 East Gay Street, 24th Floor, Columbus, Ohio 43215, Attention: Ms. Mary Spahia-Carducci; or if sent to the Company or the Subsidiary, will be delivered to Business Loan Center, Inc., 919 Third Avenue, 17th Floor, New York, New York 10022, Attention: Mr. Robert Tannenhauser.

            Section 11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and its officers, the Subsidiary and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser, the Company or any of the controlling persons referred to in
Section 7 of the Placement Agreement, and will survive delivery of and payment for the Certificates.

            Section 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 of the Placement Agreement and their respective successors and assigns, and, except as specifically set forth herein, no other person will have any right or obligation hereunder.

            Section 13. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS.

            Section 14. Counterparts, Etc. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof other than the Placement Agreement between the Initial Purchaser and the Company. In the event of any conflict between the terms of this Agreement and the terms of the Placement Agreement, the terms of this Agreement shall govern. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Initial Purchaser.

                              Very truly yours,

                              BUSINESS LOAN CENTER, INC.


                              By:   ______________________________________
                                    Name:
                                    Title:


                              BUSINESS LOAN CENTER FINANCIAL CORP.


                              By:   _____________________________________
                                    Name:
                                    Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BANC ONE CAPITAL CORPORATION


By:   _______________________________
      Name:
      Title: